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AMENDMENT NO. 2 TO EMPLOYMENT AND NON-INTERFERENCE AGREEMENT


     This Amendment, dated as of March 18, 1997, by and between John D. Lilla ("Executive") and PCC Flow
Technologies, Inc., a Delaware corporation (the "Company");


W I T N E S S E T H:

     WHEREAS, NEWFLO Corporation was acquired on July 31,
1996 by Precision Castparts Corp. (PCC) and, as of that date, PCC assumed all liabilities and obligations with respect to Executive's Employment and Non-interference
Agreement and adopted resolutions to change the legal name of NEWFLO Corporation to PCC Flow Technologies, Inc.;

     WHEREAS, PCC has notified Executive that it intends to close the Company's business offices located at 301 Camp Craft Road, Suite 100, Austin, Texas 78746, and to establish a new business office in the Houston, Texas, or surrounding area;

     WHEREAS, the Company wishes to obtain the future services of the Executive for the Company, and wishes for the Executive to relocate to the Houston, Texas, or surrounding area;

     WHEREAS, the Company and Executive wish to amend the Executive's Employment and Non-Interference Agreement, which upon Relocation of the Executive (as defined in Section 9), will become effective as Amendment No. 2 to the Executive's Employment and Non-Interference Agreement originally dated May 2, 1994;

     WHEREAS, the Executive is willing, upon the terms and conditions herein set forth, to continue to provide services under the Agreement and Amendments No. 1 and 2 to the Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement, the Company and the Executive, intending to be legally bound, hereby agree to amend Sections 3(a), 5, 9, 10, 17, and 18 of the
Agreement to read as follows:


     Section 3(a) is amended in its entirety to read as follows:

     3.     Term of Employment; Termination

     (a) The "Term of Employment", as amended under this Amendment No. 2, shall commence on the date of Executive's Relocation and shall continue for a term of thirty six months; provided, that, (i) such term will be continued for the twelve month period following such thirty six month period, and for each twelve month period thereafter, unless, at least 60 days prior to the scheduled expiration date, either the Executive or the Company notifies the other of its decision not to continue such term, and (ii) should the Executive's employment by the Company be earlier terminated pursuant to Section 3(b), the Term of Employment shall end on the date of such earlier termination.


     Section 5 is amended in its entirety to read as follows:

     5.     Reimbursement of Expenses

     During the Term of Employment, the Company shall reimburse Executive for documented travel, entertainment and other expenses reasonably incurred by Executive in connection with the performance of his duties hereunder and in accordance with the rules, customs and usages of the Company from time to time in effect. The Company also shall reimburse the Executive for his Relocation from Austin, Texas to the Houston, Texas, or surrounding area, based on the PCC Flow Technologies, Inc. Relocation Guidelines, a copy of which is attached to this Amendment No. 2, labeled as Exhibit 1.

     Section 9 is amended by only adding and changing the follows definitions:

     9.     Definitions

     "Companies" means PCC Flow Technologies, Inc. and its successors or any of its direct or indirect subsidiaries.

     "Company" has been changed from NEWFLO Corporation to PCC Flow Technologies, Inc., and is defined in the introduction to this Amendment No. 2.

     "Relocation" means the transfer of Executive, Executive's family and household goods to Houston, Texas, or the surrounding area, concluded by Executive's purchase of a residence in that area.

     Section 10. Notice is amended in its entirety to read as follows:

     10. Notice

     Any notice, request, demand or other communication required or permitted to be given under this Agreement shall be given in writing and if delivered personally, or sent by certified or registered mail, return receipt requested, as follows (or to such other addresses or address as shall be set forth in a notice give in the same manner):

          If to Executive:          John D. Lilla
                                    9909 Jasmine Creek Drive
                                    Austin, Texas  78726
                                    (new address to be provided upon
                                    Relocation to Houston, Texas area)



          If to Company:            PCC Flow Technologies, Inc.
                                    800 Koomey Rd.
                                    Brookshire,  Texas 77423
                                    Attn: President

          With a copy to:           Ms. Ruth A. Beyer
                                    Stoel Rives LLP
                                    900 SW Fifth Avenue,
                                    Suite 2300
                                    Portland, Oregon  97204-1268

Any notices by personal delivery shall be deemed to be given on the date personally delivered, and notices by facsimile shall be effective when sent and confirmed by the sending by facsimile machine.

     Section 17. Litigation is amended in its entirety to read as follows:

     17.     Litigation

     THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT THAT NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY ANY LAW OTHER THAN THAT OF TEXAS, AND NO DEFENSE, COUNTERCLAIM OR RIGHT OF SET-OFF GIVEN OR ALLOWED BY THE LAWS OF ANY OTHER STATE OR JURISDICTION, OR ARISING OUT OF THE ENACTMENT, MODIFICATION OR REPEAL OF ANY LAW, REGULATION, ORDINANCE OR DECREE OF ANY FOREIGN JURISDICTION, BE INTERPOSED IN ANY ACTION HEREON. SUBJECT TO SECTION 18, EXECUTIVE AND THE COMPANY AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS AGREEMENT MAY BE COMMENCED IN THE STATE COURTS, OR IN THE UNITED STATES DISTRICT COURTS IN HOUSTON, TEXAS. EXECUTIVE AND THE COMPANY CONSENT TO SUCH JURISDICTION, AGREE THAT VENUE WILL BE PROPER IN SUCH COURTS AND WAIVE ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. THE CHOICE OF FORUM SET FORTH IN THIS
SECTION 17 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER JURISDICTION.

     Section 18. Arbitration is amended in its entirety to read as follows:

     18.     Arbitration

     EXCEPT AS SPECIFICALLY PROVIDED FOR IN THIS SECTION 18, THE EXECUTIVE AND THE COMPANY AGREE THAT ANY DISPUTE BETWEEN OR AMONG THE PARTIES TO THIS AGREEMENT RELATING TO OR IN RESPECT OF THIS AGREEMENT, ITS NEGOTIATION, EXECUTION, PERFORMANCE, SUBJECT MATTER, OR ANY COURSE OF CONDUCT OR DEALING OR ACTIONS UNDER OR IN RESPECT OF THIS AGREEMENT, SHALL BE SUBMITTED TO, AND RESOLVED EXCLUSIVELY PURSUANT TO ARBITRATION IN ACCORDANCE WITH THE EMPLOYMENT DISPUTE RESOLUTION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. SUCH ARBITRATION SHALL TAKE PLACE IN HOUSTON, TEXAS AND SHALL BE SUBJECT TO THE SUBSTANTIVE LAW OF THE STATE OF TEXAS. DECISIONS PURSUANT TO SUCH ARBITRATION SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES. UPON THE CONCLUSION OF ARBITRATION, EXECUTIVE OR THE COMPANY MAY APPLY TO ANY COURT OF THE TYPE DESCRIBED IN SECTION 17 TO ENFORCE THE DECISION PURSUANT TO SUCH ARBITRATION. THE COMPANY SHALL HAVE NO OBLIGATION TO ARBITRATE DISPUTES ARISING UNDER SECTIONS 7 AND 8 HEREOF, AND MAY ENFORCE ANY OF ITS RIGHTS AND REMEDIES WITH RESPECT THERETO IN ANY COURT OF COMPETENT JURISDICTION.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.




                                          EXECUTIVE:



                                           /s/ John D. Lilla
                                          John D. Lilla




                                          PCC Flow Technologies, Inc.




                                          By: /s/ David W. Norris



                                          Its:   President